UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 852-6604
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2018, the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Carvana Co. (the “Company”), and, solely with respect to Ernie Garcia, III, on May 1, 2018, the Board of Directors (the “Board”) of the Company, granted performance-based cash bonus awards to the Company’s executive officers, including its named executive officers, pursuant to the Carvana Co. 2017 Omnibus Incentive Plan, based on the Company’s attainment of certain retail units sold targets (weighted 40%), total gross profit per retail unit sold targets (weighted 40%), and EBITDA Margin targets (weighted 20%), in each case based on 2018 performance. The actual payout of each award will be equal to a target dollar amount (“2018 Target Dollar Amount”), adjusted by multiplying such target dollar amount by a percentage between 0% and 199% based on the attainment of certain minimum and maximum thresholds for each of the performance metrics.
The 2018 Target Dollar Amount for the performance-based cash bonus awards to each of our named executive officers is set forth in the table below:

Named Executive Officer	2018 Target Dollar Amount
Ernie Garcia, III	$266,667
Mark Jenkins	$250,000
Benjamin Huston	$250,000

The Committee, on April 30, 2018, and the Board, on May 1, 2018 solely with respect to Ernie Garcia, III, also granted performance-based restricted stock units to the Company’s executive officers, including its named executive officers, based on the Company reporting the achievement of positive EBITDA (“Performance RSUs”). Each unit tied to the Company reporting the achievement of positive EBITDA represents a contingent right to receive one share of the Company’s common stock.
The award for the Performance RSUs to each of our named executive officers is set forth in the table below:

Named Executive Officer	Performance RSUs
Ernie Garcia, III	14,572
Mark Jenkins	13,662
Benjamin Huston	13,662

The performance-based cash awards and restricted stock units are subject to the terms contained in the Cash-Based Award Agreement and the Performance Restricted Stock Unit Agreement, respectively, entered into with each participant, the form of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Cash-Based Award Agreement

99.2	Form of Performance Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2018	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer